STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2025
Share-based payment arrangements [Abstract]
Stock-Based Compensation	Stock-Based Compensation

a)    Restricted Share Units (RSUs) and Deferred Share
Units (DSUs)
Compensation expense for RSUs was a $126 million
charge to earnings in 2025 (2024: $35 million) and is
presented as a component of general and administrative
expenses and cost of sales, consistent with the
classification of other elements of compensation expense
for those employees who had RSUs. Compensation
expense for DSUs was a $23 million charge to earnings in
2025 (2024: $3 million recovery) and is presented as a
component of general and administrative expenses.
Compensation expense for RSUs incorporates an
expected forfeiture rate. The expected forfeiture rate is
estimated based on historical forfeiture rates and
expectations of future forfeiture rates. We make
adjustments if the actual forfeiture rate differs from the
expected rate. At December 31, 2025, the weighted
average remaining contractual life of RSUs was 0.77 years
(2024: 0.82 years).
DSU and RSU Activity (Number of Units in Thousands)

	DSUs	Fair value	RSUs	Fair value
At January 1, 2024	1,011	$18.3	2,855	$34.0
Settled for cash	(384)	(6.7)	(1,665)	(31.3)
Granted	145	2.5	2,395	37.6
Credits for dividends	—	—	101	1.7
Change in value	—	(2.1)	—	(2.7)
At December 31, 2024	772	$12.0	3,686	$39.3
Settled for cash	(205)	(7.1)	(2,121)	(45.6)
Granted	82	2.1	2,183	98.2
Credits for dividends	—	—	75	1.9
Change in value	—	21.4	—	25.7
At December 31, 2025	649	$28.4	3,823	$119.5
b)    Performance Granted Share Units (PGSUs)
In 2014, Barrick launched a PGSU plan. Under this plan,
selected employees are granted PGSUs, where each
PGSU has a value equal to one Barrick common share. At
December 31, 2025, 3,367 thousand units had been
granted at a fair value of $94 million (2024: 3,453 thousand units at a fair value of $38 million).